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                                                                        EX-99.14

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Statements and Reports of Independent Auditors," and to the use of our reports dated August 3, 2001 with respect to The Brinson Funds - High Yield Fund, and January 10, 2001 with respect to PaineWebber High Income Fund, which are incorporated by reference, in this Registration Statement on Form N-14 of The Brinson Funds - High Yield Fund.

                                                      /s/ Ernst & Young LLP
                                                      --------------------------
                                                          ERNST & YOUNG LLP

New York, New York
August 23, 2001




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